UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 02, 2021

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03. Creation of a Direct Financial Obligation.

On March 31, 2021, Guaranty Bancshares, Inc. (“Guaranty”) and Frost Bank extended Guaranty’s right to request and receive monies from Frost Bank on Guaranty’s existing line of credit until March 31, 2022. On that date, Guaranty executed and delivered to Frost Bank a Renewal Revolving Promissory Note in the principal amount of $25,000,000 (the “Renewal Note”), and Guaranty and Frost Bank entered into a Fourth Amendment to Loan Agreement, which amended the Loan Agreement between Guaranty and Frost Bank previously entered into on March 31, 2017, as previously amended on March 31, 2020 (as amended, the “Loan Agreement”).

As of the date of the renewal, Guaranty had $15.0 million drawn on its line of credit. The Renewal Note bears interest at the prime rate published in the Wall Street Journal; provided, however, in no event shall the Prime Rate be less than 3.50%, floating daily, and such interest is due and payable quarterly beginning on July 15, 2021. Any remaining principal and accrued interest shall be paid on March 31, 2022. The Renewal Note is not secured and, under the terms of the Loan Agreement, Guaranty has agreed not to pledge or grant a lien or security interest in the stock of Guaranty Bank & Trust, N.A., or in any of its other assets without the prior consent of Frost Bank. The Loan Agreement, as amended, and Renewal Note are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description of Exhibit
10.1	Loan Agreement between Guaranty Bancshares, Inc. and Frost Bank, dated March 31, 2017, as amended
10.2	Renewal Revolving Promissory Note between Guaranty Bancshares, Inc. and Frost Bank, dated March 31, 2021
104	Cover Page Interactive File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 02, 2021

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer